                   OPPENHEIMER SMALL- & MID- CAP VALUE FUND
                    Supplement dated July 20, 2006 to the
                      Prospectus dated February 28, 2006

This supplement amends the Prospectus dated February 28, 2006 and is in addition to any existing supplements.

1.  The supplement dated May 5, 2006 is withdrawn.

2.  The chart entitled "Average Annual Total Returns" on page 6 is deleted in its entirety and replaced with the following:

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                                  1 Year       5 Years       10 Years
Average Annual Total Returns   (or life of   (or life of    (or life of
for    the    periods    ended  class, if     class, if      class, if
December 31, 2005                 less)         less)          less)
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Class A Shares (inception
1/3/89)

  Return Before Taxes
  Return After Taxes on            5.30%        14.65%        11.74%
  Distributions                    3.77%        13.45%        10.14%
  Return After Taxes on
  Distributions and                3.89%        12.27%         9.46%
  placeCitySale of Fund Shares
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Russell 2500(R)Index (reflects      8.11%         9.14%       11.53%(1)
no deduction for fees,
expenses or taxes)
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Russell 2000(R)Index (reflects
no deduction for fees,             4.55%         8.22%       9.26%(1)
expenses or taxes)
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Class B Shares (inception          5.77%        14.93%        12.06%
9/1/93)
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Class C Shares (inception          9.86%        15.18%        11.72%
9/1/93)
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Class N Shares (inception         10.35%        16.04%
3/1/01)                                                         N/A
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Class Y Shares (inception          4.76%          N/A           N/A
10/24/05)
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(1) From 12/31/95.

The Fund's average annual total returns include applicable sales charges: for
Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years); and for
Class C and Class N, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, Class B "10 years"
performance does not include any contingent deferred sales charge and uses
Class A performance for the period after conversion. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.  The performance of the Fund's Class A shares is compared to the Russell 2000(R)
Index,  an unmanaged index of small-capitalization stocks, and due to an investment policy change expanding the Fund's investments to include mid cap stocks, the Russell 2500 Index, which is a broad-based measure of small- and mid-cap value stocks. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the indices.

3.  The section entitled "How to Sell Shares - Redemption Fee" on page 33 is revised by deleting the first bullet point in its entirety and replacing it with the following:

o     held in omnibus accounts of certain financial intermediaries, such as a broker-dealer or a retirement plan fiduciary if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee.  However, account holders whose investments in the Fund are held in omnibus accounts through certain other financial intermediates may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms in this prospectus but that may differ in certain details.  For certain retirement plans treated as omnibus accounts by the Fund's Transfer
      Agent, the redemption fee may be charged on participant initiated exchanges or redemptions.  Shares held in retirement plans that are not in omnibus accounts, such as Oppenheimer-sponsored retirement plans,
      IRAs, and 403(b)(7) plans are also subject to the redemption fee.  You should consult with your financial intermediary or retirement plan provider for more details on this redemption fee.

July 20, 2006                                               PS0251.035